UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 16, 2002

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  1-800-411-4932

Item 5.    Other Events

Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company’s financial results for the quarter ended June 30, 2002. The Company’s unaudited consolidated financial statements for the quarter ended June 30, 2002, including additional analyses, will be filed as part of the Company’s Quarterly Report on Form 10-Q.

Item 7.    Exhibits

     (c)  Exhibits

99

Wells Fargo & Company’s financial results for the quarter ended June 30, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 16, 2002

WELLS FARGO & COMPANY

By:	Les L. Quock
Les L. Quock

Senior Vice President and Controller